FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 24, 1997


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-20737
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
	            (Registrants' telephone number, including area code)

	    Item 2. Acquisition or Disposition of Assets. On October 24, 1997, America First Apartment Investors, L.P. (the Partnership), a Delaware Limited Partnership, acquired a 260-unit multifamily housing property located in Norcross, Georgia and known as Post Trace Apartments (the "Property") from the State of California Public Employees Retirement System (the "Seller"). The Partnership subsequently changed the name of the Property to Park Trace Apartments. The Partnership paid a total of $14,016,629 for the Property, including acquisition costs of $191,629. The purchase price was determined in arm's-length negotiations. The acquisition of the Property was financed with proceeds from the Partnership's Line of Credit with The First National Bank of Boston. The Partnership expects to obtain permanent financing for the Property through the refunding of certain tax-exempt bonds held by the Partnership. The Partnership knows of no material relationship between the Seller and the Partnership or any of its affiliates, directors or officers or any associate of any of its directors or officers. The Partnership intends to continue renting the Property as multifamily housing.

     Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          An audited historical statement of gross income and direct operating expenses of the Property for the twelve months ended June 30, 1997, is attached hereto as an exhibit. Also attached as exhibits are historical unaudited income statements for the Property for the six months ended June 30, 1997, and the year ended December 31, 1996. The Partnership has been advised that audited financial statements for the Property have not been prepared prior to the Partnership's acquisition of the Property.

     (b)  Pro Forma Financial Information.

          Pro forma financial statements for the Partnership, prepared as if the Partnership had acquired the Property on January 1, 1996, are attached hereto as an exhibit.

     (c)  Exhibits.

          The following exhibits are filed with this amendment. Each exhibit number refers to the numbers in Item 601 of Regulation S-K of exhibits applicable to Form 10-K.

          (99) Additional Exhibits

               99.01 Income Statements for the Property

               99.02 Pro Forma financial information for the Partnership

                              SIGNATURES

	     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                             AMERICA FIRST APARTMENT INVESTORS, L.P.


					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Four, General Partner of the Registrant

					                        By	  America First Companies L.L.C, General
						                            Partner of America First Capital Associates
                                  Limited Partnership Four



					                        By   /s/ Michael Thesing
						                            Michael Thesing, Vice President and
                                  Principal Financial Officer


December 22, 1997

                                Exhibit 99.01

                      Income Statements for the Property

POST TRACE
APARTMENTS
Historical Statement of Gross
Income and Direct Operating
Expenses
For the Twelve Months
ended June 30, 1997

                        Report of Independent Accountants



October 17, 1997

To the Partners
America First Apartment Investors, L.P.


We have audited the accompanying Historical Statement of Gross Income and Direct Operating Expenses of Post Trace Apartments, Norcross, Georgia, for the twelve months ended June 30, 1997. this historical financial statement is the responsibility of the management of the State of California Public Employees' Retirement System. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of Post Trace Apartment's revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses as described in Note 1 of Post Trace Apartments for the twelve months ended June 30, 1997 in conformity with generally accepted accounting principles.

/s/Price Waterhouse LLP
Atlanta, Georgia

POST TRACE APARTMENTS
Historical Statement of Gross Income and
Direct Operating Expenses
For the Twelve Months Ended June 30, 1997

Gross Income
 Rental                                          $   1,959,736
 Other                                                  91,100
                                                 --------------
  Total gross income                                 2,050,836

Direct operating expenses
 (excluding depreciation)
  Salaries                                             159,159
  Repairs and maintenance                               99,797
  Property improvements                                 71,171
  Utilities                                            119,696
  Property taxes and insurance                         205,608
  Management fees                                       97,827
  General and administrative                            77,217
                                                  -------------
   Total direct operating expenses
    (excluding depreciation)                           830,475
                                                  -------------
   Excess of gross income over direct operating
    expenses (excluding depreciation)             $  1,220,361
                                                  =============















































The accompanying notes are an integral part of this financial statement.

POST TRACE APARTMENTS
Notes to Historical Statement of Gross Income and
Direct Operating Expenses

1.  Basis of Presentation
    The accompanying historical statement of gross income and direct operating expenses reflects the revenues and expenses of Post Trace Apartments (the "Property"). In accordance with Regulation SX, Rule 3-14, depreciation has been excluded as it is not indicative of depreciation expected to result in future years. The Property, located in Norcross, Georgia, is a multifamily housing property owned by the State of California Public Employees' Retirement System ("CALPERS" or the "Current Owner"). On October 9, 1997, America First Apartment Investors, L.P. (the Partnership) and the Current Owner entered into a purchase and sale agreement whereby the Partnership will acquire the Property.

    Rental revenue is recognized when due net of vacancy losses and rental concessions offered. Other income consists of late fees, garage rentals, cleaning fees, laundry and vending revenues, cancellation fees and other charges to tenants.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  Repairs and Maintenance and Property Improvements
    Repairs and maintenance and property improvements are expensed as incurred unless they extend the estimated useful life of the property.

3.  Income Taxes
    No income tax provision or benefit is recognized in this financial statement. Income taxes, if any, are reported in the income tax returns of CALPERS.

4.  Management and Property Related Fees
    Post Properties, Inc. provides management services to the Property. Management fees for the twelve months ended June 30, 1997 amounted to $97,827. Salaries expense as disclosed in the statement, represents compensation provided to property management personnel employed by Post Properties, Inc. In addition, Post Landscape Services, a division of Post Properties, Inc. provides monthly grounds maintenance services to the property. Fees paid to Post Landscape Services amounted to $50,144 for the twelve months ended June 30, 1997.

Post Trace Apartments
Statement of Operating Income
For the Six Months Ended June 30, 1997
(Unaudited)

Revenues
 Rental income                                      $   965,906
 Other income                                            49,599
                                                    ------------
                                                      1,015,505
                                                    ------------
Direct Operating Expenses
 Personnel                                               78,006
 Promotional                                             20,418
 General expenses                                        14,910
 Utilities                                               62,936
 Building maintenance and repair                         56,252
 Grounds maintenance                                     27,709
 Management fees                                         48,314
 Taxes, licenses, fees and insurance                    112,802
 Property improvements                                      474
                                                    ------------
                                                        421,821
                                                    ------------
Operating income                                    $   593,684
                                                    ============

Post Trace Apartments
Statement of Operating Income
For the Year Ended December 31, 1996
(Unaudited)


Revenues
 Rental income                                      $ 2,030,931
 Other income                                            49,283
                                                    ------------
                                                      2,080,214
                                                    ------------
Direct Operating Expenses
 Personnel                                              161,335
 Promotional                                             31,713
 General expenses                                        42,663
 Utilities                                              122,116
 Building maintenance and repair                        100,719
 Grounds maintenance                                     49,768
 Management fees                                         98,742
 Taxes, licenses, fees and insurance                    207,005
 Property improvements                                   33,431
                                                    ------------
                                                        847,492
                                                    ------------
Operating income                                    $ 1,232,722
                                                    ============

                                Exhibit 99.02

             Pro Forma financial information for the Partnership

America First Apartment Investors, L.P.
Pro Forma Balance Sheet
June 30, 1997
(Unaudited)

                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Assets
 Cash and temporary cash investments, at cost
  which approximates market value                   $    2,129,877      $     (463,206)(a)  $    1,666,671
 Investment in tax-exempt mortgage bonds, at
  estimated fair value                                  22,806,526                              22,806,526
 Investment in real estate, net of accumulated
  depreciation                                          50,747,663          14,016,629 (b)      64,764,292
 Interest receivable                                       139,245                                 139,245
 Other assets                                              939,792              36,852 (c)         976,644
                                                    ---------------     ---------------     ---------------
                                                    $   76,763,103      $   13,590,275      $   90,353,378
                                                    ===============     ===============     ===============
Liabilities and Partners' Capital
 Liabilities
  Accounts payable                                  $    1,629,415      $       90,275 (c)  $    1,719,690
  Bonds payable                                          6,120,000                               6,120,000
  Line of Credit                                        12,157,871          13,500,000 (a)      25,657,871
  Distribution payable                                     329,051                                 329,051
                                                    ---------------     ---------------     ---------------
                                                        20,236,337          13,590,275          33,826,612
                                                    ---------------     ---------------     ---------------
 Partners' Capital
  General Partner                                            6,448                                   6,448
  Beneficial Unit Certificate Holders                   56,520,318                              56,520,318
                                                    ---------------     ---------------     ---------------
                                                        56,526,766                              56,526,766
                                                    ---------------     ---------------     ---------------
                                                    $   76,763,103      $   13,590,275      $   90,353,378
                                                    ===============     ===============     ===============

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Pro Forma Statement of Income
For the Six Months Ended June 30, 1997
(Unaudited)


                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Income
 Mortgage bond investment income                    $    1,053,948                          $    1,053,948
 Contingent interest income                                290,520                                 290,520
 Rental income                                           4,024,158      $    1,015,505 (d)       5,039,663
 Interest income temporary cash investments                 28,866                                  28,866
                                                    ---------------     ---------------     ---------------
                                                    $    5,397,492      $    1,015,505      $    6,412,997
                                                    ---------------     ---------------     ---------------
Expenses
 General and administrative expenses                $      539,163                          $      539,163
 Real estate operating expenses                          1,805,379             399,742 (e)       2,205,121
 Depreciation                                              810,211             214,072 (f)       1,024,283
 Interest expense                                          547,121             607,500 (g)       1,154,621
                                                    ---------------     ---------------     ---------------
                                                         3,701,874           1,221,314           4,923,188
                                                    ---------------     ---------------     ---------------
Net income                                          $    1,695,618      $     (205,809)     $    1,489,809
                                                    ===============     ===============     ===============

Net income per Beneficial Unit Certificate          $         0.32      $        (0.04)     $         0.28
Weighted average number of shares outstanding            5,212,167           5,212,167           5,212,167

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Pro Forma Statement of Income
For the Year Ended December 31, 1996
(Unaudited)


                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Income
 Mortgage bond investment income                    $    2,107,486                          $    2,107,486
 Rental income                                           5,763,648      $    2,080,214 (d)       7,843,862
 Interest income temporary cash investments                 51,557                                  51,557
                                                    ---------------     ---------------     ---------------
                                                    $    7,922,691      $    2,080,214      $   10,002,905
                                                    ---------------     ---------------     ---------------
Expenses
 General and administrative expenses                $    1,146,709                          $    1,146,709
 Real estate operating expenses                          3,047,804             816,904 (e)       3,864,708
 Depreciation                                            1,165,059             428,144 (f)       1,593,203
 Interest expense                                          118,382           1,181,250 (g)       1,299,632
                                                    ---------------     ---------------     ---------------
                                                         5,477,954           2,426,298           7,904,252
                                                    ---------------     ---------------     ---------------
Net income                                          $    2,444,737      $     (346,084)(h)  $    2,098,653
                                                    ===============     ===============     ===============

Net income per Beneficial Unit Certificate          $         0.46      $        (0.07)     $         0.39
Weighted average number of shares outstanding            5,228,895           5,228,895           5,228,895

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

(a) Reflects cash paid by the Partnership and borrowings on the line of credit used to acquire the property (including acquisition costs).

(b) Reflects the acquisition of the property at cost (including acquisition costs).

(c) Reflects miscellaneous prepaid expenses and liabilities assumed in conjunction with the acquisition of the property.

(d) Reflects additional rental income resulting from the acquisition.

(e) Reflects additional real estate operating expenses resulting from the acquisition. The adjustment reflects the management fees that will be paid to the new property manager and the Registrant's estimate of property taxes and insurance.

(f) Reflects depreciation expense on the buildings and improvements. Buildings and improvements will be depreciated on a straight-line basis over a period of 27.5 years.

(g) Reflects interest expense on line of credit borrowings of $13,500,000.